UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2007

VISTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-9025	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7961 Shaffer Parkway, Suite 5, Littleton, CO		80127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (720) 981-1185

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)                                  Appointment of Certain Officers.

On July 30, 2007, the Board of Directors of Vista Gold Corp. (“Vista”) appointed Frederick H. Earnest to serve as President and Chief Operating Officer, effective August 1, 2007.  In his capacity as President, Mr. Earnest will report to Michael B. Richings, Chief Executive Officer.  Mr. Richings, who prior to the promotion of Mr. Earnest also held the title of President, will focus his efforts on corporate planning and strategy.

Mr. Earnest, age 46, has served as Senior Vice President, Project Development of Vista since September 2006.  Prior to joining Vista, Mr. Earnest served as:  a director and President of Pacific Rim El Salvador S.A. de C.V. from June 2004 to September 2006; Sole Administrator of Dorado Exploraciones S.A. de C.V. (El Salvador)  from June 2005 to September 2006; and a director and General Manager and Legal Representative of Compañía Minera Dayton (Chile) from April 1998 to June 2004.

(e)                                  Salaries and Option Grants.

Also on July 30, 2007, the Compensation Committee of the Board of Directors of Vista approved, and the independent directors ratified, the annual base salaries for Vista’s executive officers set forth below, including the Named Executive Officers in Vista’s 2007 Proxy Statement, in each case effective as of July 31, 2007.

Name	Position	Salary ($US)
Michael B. Richings	Chief Executive Officer	$200,000
Frederick H. Earnest	President and Chief Operating Officer	$175,000
Gregory G. Marlier	Chief Financial Officer	$141,000
Howard M. Harlan	Vice President of Business Development	$115,000

Also on July 30, 2007, the Compensation Committee approved, and the independent directors ratified, grants of five-year, non-qualified stock options to the individual executive officers and directors named below, in accordance with the terms and conditions of Vista’s Stock Option Plan.  Each grant is for the number of common shares set forth opposite each individual’s name below, at an exercise price per share of $4.58, representing the closing price of Vista common shares on the American Stock Exchange as of July 30, 2007, with one-half of the options to vest on the date of grant and the remaining one-half to vest on the first anniversary of the date of grant.

Name	Position	Number of Common Shares
Michael B. Richings	Chief Executive Officer; Director	75,000
Frederick H. Earnest	President and Chief Operating Officer	100,000
Gregory G. Marlier	Chief Financial Officer	60,000
Howard M. Harlan	Vice President of Business Development	30,000
John Clark	Director	50,000
W. Durand Eppler	Director	50,000
C. Thomas Ogryzlo	Director	50,000
Robert A. Quartermain	Director	50,000

Item 8.01                                             Other Events.

The disclosures in Item 5.02, above, are incorporated into this Item 8.01 by this reference.

On August 1, 2007, Vista issued a press release announcing the promotion of Frederick H. Earnest to the position of President and Chief Operating Officer of Vista.  The press release is furnished as Exhibit 99.1 and is attached hereto.

Item 9.01                                             Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1                                   Press Release of Vista Gold Corp. dated August 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.

	By:	/s/ Gregory G. Marlier
Gregory G. Marlier
Chief Financial Officer
Date: August 3, 2007